EXHIBIT 10.07

                                  BILL OF SALE


     For good and valuable consideration, B&A ECO-HOLDINGS, INC., a Delaware corporation, ("Seller") hereby sells and transfers to PENN OCTANE CORPORATION, a Delaware corporation, ("Buyer") the equipment set forth on the attached SCHEDULE I, which is incorporated herein by this reference, on the terms and conditions of that Equipment Acquisition Agreement dated October 18, 2002.

     Seller hereby warrants and represents that the Equipment is in good and working condition and free of any and all encumbrances and liens.

     IN WITNESS WHEREOF, Seller have caused this Bill of Sale to be executed and delivered to Buyer effective the 18th day of October, 2002.


PENN OCTANE CORPORATION, INC.,       B&A ECO-HOLDINGS, INC.
a  Delaware corporation              a Delaware corporation



By:/s/  Jerome  Richter              By:/s/  Ian  T.  Bothwell
   --------------------                 ----------------------
   Jerome Richter, President            Ian T. Bothwell, Chief Executive Officer



By:/s/  Ian  T.  Bothwell            By:__________________________________
   ----------------------
Ian T. Bothwell, Vice President      Print Name:__________________________

                                     Title:_______________________________


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                                ACKNOWLEDGEMENTS

STATE  OF  CALIFORNIA          )
County  of  _______________    )

     On  ____________,  2002,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS MY HAND AND OFFICIAL SEAL.

_____________________________


STATE  OF  CALIFORNIA          )
County  of  _______________    )

     On  ____________,  2002,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS MY HAND AND OFFICIAL SEAL.

_____________________________


STATE  OF  CALIFORNIA          )
County  of  _______________    )

     On  ____________,  2002,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS MY HAND AND OFFICIAL SEAL.

_____________________________


STATE  OF  CALIFORNIA          )
County  of  _______________    )

     On  ____________,  2002,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS MY HAND AND OFFICIAL SEAL.

_____________________________


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